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                                                          Exhibit 10.22

                        SILICONIX INCORPORATED

                          PROMISSORY NOTE

$5,000,000                                               Date  4/13/98
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     SILICONIX INCORPORATED, a Delaware corporation (hereinafter referred to as the "Borrower"), for value received hereby promises to pay to the order of VSH HOLDINGS, INC., a Delaware corporation (such company, its assigns and all subsequent holders hereinafter referred to as "Lender"), at its office in Dover, Delaware, on the three hundredth sixty-sixth (366) day from the date first above written, the sum of Five Million Dollars ($5,000,000) with interest at the rate of 6.265% or at such rate as Lender may specify from time to time. Interest is to be paid quarterly in arrears on March 31, June 30, September 30 and December 31, beginning June 30, 1998, along with any interest that may be due upon payment in full. If these dates are not business days, then interest is to be paid on the next business day.

     Payment on this Note will be made without any defense, set-off or counterclaim which Borrower may have against Lender.


                                          SILICONIX INCORPORATED

                                          By /s/ King Owyang
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                                          Its
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